ING Life Insurance and Annuity Company Variable Annuity Account C
ING Flexible Income

Supplement dated September 29, 2005

This supplement updates and amends certain information contained in the variable annuity contract prospectus dated April 29, 2005, as supplemented. Please read it carefully and keep it with your variable annuity contract prospectus for future reference.

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In light of recent disasters caused by hurricanes in the Gulf Coast, the Company will waive early withdrawal charges for those whose address of record was in certain specifically identified parishes or counties at the time of the hurricanes. This waiver is applicable to participants under individual and group master contracts issued in connection with 401, 457 and 403(b) plans and to contract holders for individual contracts issued on a nonqualified basis and individual contracts issued in connection with 408(b) and 403(b) retirement plans. This waiver of early withdrawal charges will be available for a limited period of time and is subject to certain conditions and restrictions that we will impose on a non-discriminatory basis.

To determine your eligibility for waiver of early withdrawal charges, please contact us at our customer service center:

ING Attention: Payout Services 151 Farmington Avenue Hartford, CT 06156
1-800-238-6273

X.TRINASUP-05E	September 2005